Exhibit 99.A
(EXHIBIT A)
December 31, 1995 ORGANIZATION CHART

A.1   NIPSCO Industries, Inc.

A.2   Crossroads Pipeline Company

A.3   801 East Corp.
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.4   Hamilton Harbour Insurance Services, Ltd.

A.5   Kokomo Gas and Fuel Company

A.6   Lakeside Energy Corporation
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.7   NIPSCO Capital Markets, Inc.

A.8   NIPSCO Development Company, Inc.

A.9     Analytic Systems Laboratories, Inc.

A.10    FuelMaker Corporation
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.11    G.R. Clark Corporation

A.12    Green Fuels, Inc.

A.13    Harbor Coal Company

A.14    International Polymer Corp.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.15    JOF Transportation Company

A.16    KOGAF Enterprises, Inc.

A.17    Lake Erie Land Company

A.18      SCC Services, Inc.

A.19    N Squared Aviation, L.L.C.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.20    NDC Douglas Properties, Inc.

A.21    NIPSCO International Power Systems Company
          INCOME STATEMENT  (No Activity)

A.22    NIPSCO Security Services, Inc.

A.23    Portside Energy Corporation
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.24    Process and Control Technology Corporation
          INCOME STATEMENT  (No Activity)

A.25    RIC, Inc.

A.26      Cardinal Property Management, Inc.

A.27    Riverside Caloric Company

A.28  NIPSCO Energy Services, Inc.

A.29    Inventory Management and Distribution Company, L.L.C.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.30    NESI Energy Marketing, L.L.C.

A.31    NIPSCO Energy Trading Corp.

A.32    NIPSCO Fuel Company, Inc.

A.33      NFCO Acquisition Company

A.34      Southlake Energy, Inc.

A.35    NI-TEX, Inc.

A.36    Triumph Natural Gas, Inc.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.37  North Lake Energy Corporation
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.38  Northern Indiana Fuel and Light Company, Inc.

A.39    Northern Indiana Trading Company

A.40  Northern Indiana Public Service Company

A.41    NIPSCO ESP Services Corporation
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.42    NIPSCO Exploration Company, Inc.

A.43    Shore Line Shops, Incorporated

A.44  Primary Energy, Inc.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)




A.1  NIPSCO INDUSTRIES, INC.
CONSOLIDATED BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Utility Plant, At Original Cost
  (including construction work in
  progress of $145,129):
    Electric                                             $3,935,103
    Gas                                                   1,301,687
    Common                                                  350,168
                                                         __________
                                                          5,586,958
    Less-Accumulated provision for
      depreciation and amortization                       2,373,694
                                                         __________
        Total Utility Plant                               3,213,264
                                                         __________

Other Property and Investments:
  Other property, at cost, less accumulated
    provision for depreciation                              136,006
  Investments, at equity                                     47,565
  Investments, at cost                                       22,899
  Other investments                                          17,315
                                                         __________
        Total Other Property and Investments                223,785
                                                         __________

Current Assets:
  Cash and cash equivalents                                  28,496
  Accounts receivable, less reserve of $7,264               120,404
  Fuel adjustment clause                                     10,301
  Gas cost adjustment clause                                  1,423
  Materials and supplies, at average cost                    65,044
  Electric production fuel, at average cost                  14,258
  Natural gas in storage                                     60,884
  Payments and other                                         15,771
                                                         __________
        Total Current Assets                                316,581
                                                         __________

Other Assets:
  Regulatory assets                                         212,491
  Deferred charges and other non-current assets              33,399
                                                         __________
        Total Other Assets                                  245,890
                                                         __________

        TOTAL ASSETS                                     $3,999,520
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shareholders' equity                            $1,122,215
  Preferred stocks -
    Northern Indiana Public Service Company:
      Series without mandatory redemption provisions         81,325
      Series with mandatory redemption provisions            63,651
    NIPSCO Industries, Inc.:
      Series with mandatory redemption provisions            35,000
  Long-term debt, excluding amounts due within one year   1,175,728
                                                         __________
            Total Capitalization                          2,477,919
                                                         __________

Current Liabilities:
  Obligations due within one year -

    Northern Indiana Public Service Company:
      Commercial paper                                       44,800
      Medium-term notes -
        Issued at interest rates of 6.14% and 6.19%
          with a weighted average interest rate of
          6.17% and maturities of July 25, 1996 and
          July 26, 1996                                      80,000
      Notes payable -
        Issued at interest rates between 5.91%
          and 6.15% with a weighted average
          interest rate of 5.99% and various
          maturities between January 2, 1996
          and February 9, 1996                              118,800

    NIPSCO Capital Markets, Inc.:
      Commercial paper                                       76,700
      Notes payable -
        5.98% - due January 19, 1996                         17,400
      Medium-term notes -
        9.95% - due June 10, 1996                             7,500
      Lake Erie Land Company:
        Notes payable                                         4,200
      Elm Energy and Recycling (UK), Ltd.:
        Term loan facility                                    4,554
        Standby loan facility                                 1,732
      NDC Douglas Properties, Inc.:
        Notes payable                                         1,840
                                                         __________
                                                            357,526
                                                         __________

  Other Current Liabilities -
    Accounts payable                                        151,691
    Sinking funds due within one year                         2,621
    Dividends declared on common and preferred stocks        28,179
    Customer deposits                                        11,361
    Taxes accrued                                            28,952
    Interest accrued                                          8,439
    Accrued employment costs                                 46,695
    Other                                                    33,753
                                                         __________
                                                            311,691
                                                         __________
        Total Current Liabilities                           669,217
                                                         __________

Other:
  Deferred income taxes                                     596,940
  Deferred investment tax credits, being
    amortized over life of related property                 115,666
  Deferred credits                                           45,126
  Accrued liability for postretirement benefits              75,012
  Regulatory income tax liability                             9,845
  Other noncurrent liabilities                                9,795
                                                         __________
        Total Other                                         852,384
                                                         __________

          TOTAL LIABILITIES                              $3,999,520
                                                         ==========
CONSOLIDATED STATEMENT OF CAPITALIZATION
Common shareholders' equity                              $1,122,215
                                                         __________
Preferred Stocks, Which Are Redeemable Solely
  At Option of Issuer:

    Northern Indiana Public Service Company -
      Cumulative preferred stock - $100 par value
        4-1/4% series - 209,190 shares outstanding           20,919
        4-1/2% series -  79,996 shares outstanding            8,000
        4.22% series  - 106,198 shares outstanding           10,620
        4.88% series  - 100,000 shares outstanding           10,000
        7.44% series  -  41,890 shares outstanding            4,189
        7.50% series  -  34,842 shares outstanding            3,484
        Premium on preferred stock                              254

      Cumulative preferred stock - no par value -
        Adjustable Rate (6.00% at December 31, 1995) -
          Series A (stated value - $50 per share),
          477,185 shares outstanding                         23,859
                                                         __________
                                                             81,325
                                                         __________

Redeemable Preferred Stocks, Subject to Mandatory
  Redemption Requirements or Whose Redemption
  Is Outside the Control of Issuer:

    Northern Indiana Public Service Company -
      Cumulative preferred stock - $100 par value -
        8.85%  series - 87,500 shares outstanding             8,750
        7-3/4% series - 50,014 shares outstanding             5,001
        8.35%  series - 69,000 shares outstanding             6,900

      Cumulative preferred stock - no par value -
        6.50% series  - 430,000 shares outstanding           43,000
                                                         __________
                                                             63,651
                                                         __________

    NIPSCO Industries, Inc. -
      Cumulative preferred shares - without
        par value - 8.75% series (stated value -
        $100 per share), 350,000 shares outstanding          35,000
                                                         __________
Long-term Debt                                            1,175,728
                                                         __________

            TOTAL CAPITALIZATION                         $2,477,919
                                                         ==========
CONSOLIDATED STATEMENT OF LONG-TERM DEBT
Northern Indiana Public Service Company:
  First mortgage bonds -
    Series O,  6-3/8% - due September 1, 1997            $   25,747
    Series P,  6-7/8% - due October 1, 1998                  14,509
    Series T,  7-1/2% - due April 1, 2002                    40,500
    Series NN, 7.10%  - due July 1, 2017                     55,000
                                                         __________
          Total                                             135,756
                                                         __________

  Pollution control notes and bonds -
    Series A note - City of Michigan City -
      5.70% due October 1, 2003                              20,000
    Series 1988 bonds - Jasper County -
      Series A, B and C
      3.70% weighted average at December 31, 1995,
      due November 1, 2016                                  130,000
    Series 1988 bonds - Jasper County - Series D
      3.76% weighted average at December 31, 1995,
      due November 1, 2007                                   24,000
    Series 1994 Bonds - Jasper County - Series A
      5.90% at December 31, 1995, due August 1, 2010         10,000
    Series 1994 bonds - Jasper County - Series B
      5.90% at December 31, 1995, due June 1, 2013           18,000
    Series 1994 bonds - Jasper County - Series C
      5.90% at December 31, 1995, due April 1, 2019          41,000
                                                         __________
          Total                                             243,000
                                                         __________

  Medium-term Notes -
     Issued at interest rates between 5.83% and
       7.64%, with a weighted average interest
       rate of 6.82% and various maturities
       between July 25, 1997 and January 19, 2024           684,025
                                                         __________

  Unamortized premium and discount on
    long-term debt, net                                      (4,040)
                                                         __________

          Total Long-term Debt of
            Northern Indiana Public Service Company       1,058,741
                                                         __________


NIPSCO Capital Markets, Inc.:
  Zero Coupon Notes - 7.57%, $72,500 at maturity,
    due December 1, 1997                                     62,875
                                                         __________
          Total Long-Term Debt of
            NIPSCO Capital Markets, Inc.                     62,875
                                                         __________


NIPSCO Development Company, Inc.:
  Lake Erie Land Company - Notes Payable -
    Interest rates between 8.00% and 8.50% with
      a weighted average interest rate of 8.39%
      and various maturities between May 23, 1997
      and June 30, 1998                                         389

  Elm Energy and Recycling (UK), Ltd. Term Loan
    Facility - weighted average interest rate of
      8.21% at December 31, 1995, due
      December 31, 2004                                      34,516


  NDC Douglas Properties, Inc. - Notes Payable -
    Interest rates between 6.72% and 7.94% with a
      weighted average interest rate of 7.72% and
      maturities through January 1, 2006                     19,207
                                                         __________
          Total Long-term Debt of
            NIPSCO Development Company, Inc.                 54,112
                                                         __________

          TOTAL LONG-TERM DEBT,
            EXCLUDING AMOUNTS DUE IN ONE YEAR            $1,175,728
                                                         ==========


A.1  NIPSCO INDUSTRIES, INC.
CONSOLIDATED INCOME STATEMENT
December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Gas                                                    $  691,402
  Electric                                                1,030,923
                                                         __________
                                                          1,722,325
                                                         __________

Cost of Energy:
  Gas costs                                                 399,113
  Fuel for electric generation                              242,337
  Power purchased                                            43,681
                                                         __________
                                                            685,131
                                                         __________
Operating Margin                                          1,037,194
                                                         __________

Operating Expenses and Taxes (except income):
  Operation                                                 290,951
  Maintenance                                                78,293
  Depreciation and amortization                             201,137
  Taxes (except income)                                      73,452
                                                         __________
                                                            643,833
                                                         __________
Operating Income Before Utility Income Taxes                393,361
                                                         __________
Utility Income Taxes                                        108,449
                                                         __________
Operating Income                                            284,912
                                                         __________
Other Income (Deductions)                                    (4,241)
                                                         __________

Interest and Other Charges:
  Interest on long-term debt                                 82,655
  Other interest                                             12,781
  Allowance for borrowed funds used during
    construction and carrying charges                        (3,678)
  Amortization of premium, reacquisition
    premium, discount and expense on debt, net                4,402
  Dividend requirements on preferred stocks
    of subsidiary                                             9,046
                                                         __________
                                                            105,206
                                                         __________

Net Income                                                  175,465

Dividend Requirements on Preferred Shares                     3,063
                                                         __________

Balance Available for Common Shareholders                $  172,402
                                                         ==========

Average Common Shares Outstanding                        63,281,177
                                                         ==========

Earnings Per Average Common Share                        $     2.72
                                                         ==========

Dividends Declared Per Common Share                      $     1.59
                                                         ==========


CONSOLIDATED STATEMENT OF COMMON SHAREHOLDERS' EQUITY
December 31, 1995
                                           (Dollars in Thousands)
                                   ______________________________________
                                                              Additional
                                                  Common       Paid-In
                                     Total        Shares       Capital
==============================     ==========    ==========    ==========
Balance, December 31, 1994         $1,107,848    $  870,930    $   29,657

Net income                            175,465

Dividends:
  Preferred shares                     (3,063)
  Common shares                      (100,232)

Treasury shares acquired              (69,183)

Issued:
  Employee stock purchase plan            604                         301
  Long-term incentive plan              6,785                       1,656

Unrealized gain on
  available for sale
  securities                            1,669

Amortization of unearned
  compensation                          2,413

Other                                     (91)                        596
                                   __________    __________    __________
Balance, December 31, 1995         $1,122,215    $  870,930    $   32,210
                                   ==========    ==========    ==========

                                           (Dollars in Thousands)
                                   ______________________________________
                                                                Currency
                                    Retained      Treasury     Translation
                                    Earnings       Shares      Adjustment
==============================     ==========    ==========    ==========
Balance, December 31, 1994         $  446,928    $ (237,193)   $   (1,504)

Net income                            175,465

Dividends:
  Preferred shares                     (3,063)
  Common shares                      (100,232)

Treasury shares acquired                            (69,183)

Issued:
  Employee stock purchase plan                          303
  Long-term incentive plan                           12,850

Unrealized gain on
  available for sale
  securities

Amortization of unearned
  compensation

Other                                    (261)                       (426)
                                   __________    __________    __________

Balance, December 31, 1995         $  518,837    $ (293,223)   $   (1,930)
                                   ==========    ==========    ==========

                                   (Dollars in
                                    Thousands)           Shares
                                   ____________  ________________________

                                                  Common        Treasury
                                     Other        Shares        Shares
==============================     ==========    ==========    ==========
Balance, December 31, 1994         $     (970)   73,892,109    (9,986,720)

Net income

Dividends:
  Preferred shares
  Common shares

Treasury shares acquired                                       (2,057,665)

Issued:
  Employee stock purchase plan                                     19,022
  Long-term incentive plan             (7,721)                    512,850

Unrealized gain on
  available for sale
  securities                            1,669

Amortization of unearned
  compensation                          2,413

Other
                                   __________    __________    __________
Balance, December 31, 1995         $   (4,609)   73,892,109   (11,512,513)
                                   ==========    ==========    ==========


A.2  CROSSROADS PIPELINE COMPANY
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Utility Plant:
  Utility plant                                          $   29,532
  Less - accumulated provision for depreciation
   and amortization                                          (1,007)
                                                         __________
    Total Utility Plant                                      28,525
                                                         __________

Current Assets:
  Cash and cash equivalents                                      57
  Accounts receivable, less reserve                           3,156
  Prepayments and other                                         106
                                                         __________
    Total Current Assets                                      3,319
                                                         __________

      TOTAL ASSETS                                       $   31,844
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                          (1,165)
  Retained earnings - current year                           (1,283)
                                                         __________
    Total Capitalization                                     (2,447)
                                                         __________

Current Liabilities:
  Total accounts payable                                      1,956
  Taxes accrued                                                  75
  Notes payable to associated companies                      31,980
                                                         __________
    Total Current Liabilities                                34,011
                                                         __________

Other:
  Deferred income taxes                                         254
  Deferred credits                                               26
                                                         __________
    Total Other                                                 280
                                                         __________

      TOTAL LIABILITIES                                  $   31,844
                                                         ==========


A.2  CROSSROADS PIPELINE COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Gas                                                    $    1,751

                                                         __________
    Total Operating Revenues                                  1,751
                                                         __________

Operating Expenses and Taxes:
  Gas costs                                                    (190)
  Operation expenses                                            831
  Administrative and general expenses                         1,191
  Taxes other than income                                       (15)
  Interest expense                                            1,972
  Tax expense                                                  (755)
                                                         __________
    Total Operating Expenses and Taxes                        3,034
                                                         __________

      NET INCOME (LOSS)                                  $   (1,283)
                                                         ==========


A.2  CROSSROADS PIPELINE COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $   (1,165)

Net Income                                                   (1,283)
                                                         __________

      BALANCE AT END OF YEAR                             $   (2,448)
                                                         ==========


A.3  801 EAST CORP.
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      936
  Other accounts receivable                                      90
  Accounts receivable - associated companies                    936
                                                         __________
    Total Current Assets                                      1,962
                                                         __________

                                                         $    1,962
      TOTAL ASSETS                                       ==========

CAPITALIZATION AND LIABILITIES
Capitalization:
  Common Shares without par value                        $        1
                                                         __________

    Total Capitalization                                          1
                                                         __________

Current Liabilities:
  Total accounts payable                                        783
  Taxes accrued                                                 (20)
  Notes payable to associated companies                         770
  Taxes withheld payables                                       (42)
                                                         __________
    Total Current Liabilities                                 1,491
                                                         __________

Other:
  Deferred credits                                              470
                                                         __________

    Total Other                                                 470
                                                         __________

      TOTAL LIABILITIES                                  $    1,962
                                                         ==========

A.3  801 EAST CORP.
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========


A.3  801 East Corp.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========


A.4  HAMILTON HARBOUR INSURANCE SERVICES, LTD.
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Accounts receivable - associated companies             $        2
                                                         __________
    Total Current Assets                                          2
                                                         __________

      TOTAL ASSETS                                       $        2
                                                         ==========

CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings - current year                               (3)
                                                         __________
    Total Capitalization                                         (2)
                                                         __________

Current Liabilities:
  Total accounts payable                                          2
  Notes payable to associated companies                           2
                                                         __________
    Total Current Liabilities                                     4
                                                         __________

      TOTAL LIABILITIES                                  $        2
                                                         ==========


A.4  HAMILTON HARBOUR INSURANCE SERVICES, LTD.
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Expenses and Taxes:
  Administrative and general expenses                    $        5
  Tax Expense                                                    (2)
                                                         __________
    Total Operating Expenses and Taxes                            3
                                                         __________

      NET INCOME (LOSS)                                  $       (3)
                                                         ==========


A.4  HAMILTON HARBOUR INSURANCE SERVICES, LTD.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Net Income                                               $       (3)
                                                         __________

      BALANCE AT END OF YEAR                             $       (3)
                                                         ==========

A.5  KOKOMO GAS AND FUEL COMPANY
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Utility Plant:
  Utility Plant                                          $   69,143
  Less - accumulated provision for depreciation             (26,033)
                                                         __________
    Total Utility Plant                                      43,110
                                                         __________

Other Property and Investments:
  Investments at cost                                             5
                                                         __________
    Total Other Property and Investments                          5
                                                         __________

Current Assets:
  Cash and cash equivalents                                   2,228
  Accounts receivable, less reserve                           4,291
  Gas cost adjustment clause                                 (2,311)
  Material and supplies at average cost                         331
  Natural gas in storage, weighted average                    1,645
  Prepayments and other                                       7,037
                                                         __________
    Total Current Assets                                     13,221
                                                         __________

Other Assets:
  Regulatory assets                                             210
  Deferred charges and other                                     48
                                                         __________
    Total Other Assets                                          258
                                                         __________

      TOTAL ASSETS                                       $   56,594
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $   46,170
  Retained earnings                                            (745)
                                                         __________
    Total Capitalization                                     45,425
                                                         __________

Current Liabilities:
  Total accounts payable                                      3,545
  Customer deposits                                             457
  Taxes accrued                                                 622
  Interest accrued                                              140
  Other accruals                                                944
                                                         __________
    Total Current Liabilities                                 5,708
                                                         __________

Other:
  Deferred income taxes                                       2,742
  Deferred income tax credits amortized                         717
  Deferred credits                                                6
  Regulatory income tax liability                             1,686
  Other non-current liabilities                                 310
                                                         __________
    Total Other                                               5,461
                                                         __________

      TOTAL LIABILITIES                                  $   56,594
                                                         ==========


A.5  KOKOMO GAS AND FUEL COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Gas                                                    $   26,919
  Other income                                                  (24)
                                                         __________
    Total Revenues                                           26,895
                                                         __________

Operating Expenses and Taxes:
  Gas costs                                                  15,268
  Operation expenses                                          3,375
  Administrative and general expenses                         3,740
  Taxes other than income                                       922
  Interest expense                                               26
  Tax expense                                                 1,304
                                                         __________
    Total Operating Expenses and Taxes                       24,635
                                                         __________

      NET INCOME (LOSS)                                  $    2,260
                                                         ==========


A.5  KOKOMO GAS AND FUEL COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $     (605)

Net Income                                                    2,260
Dividends declared common                                    (2,400)
                                                         __________

      BALANCE AT END OF YEAR                             $     (745)
                                                         ==========


A.6  LAKESIDE ENERGY CORPORATION
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       23
  Other accounts receivable                                  11,176
                                                         __________
    Total Current Assets                                     11,199
                                                         __________

      TOTAL CURRENT ASSETS                               $   11,199
                                                         ==========

CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
                                                         __________
    Total Capitalization                                          1
                                                         __________
Current Liabilities:
  Total accounts payable                                         82
  Notes payable to associated companies                      11,116
                                                         __________
    Total Current Liabilities                                11,198
                                                         __________

      TOTAL LIABILITIES                                  $   11,199
                                                         ==========



A.6  LAKESIDE ENERGY CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========


A.6  LAKESIDE ENERGY CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========


A.7  NIPSCO CAPITAL MARKETS, INC.
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $        7
  Accounts receivable - associated companies                  1,278
  Notes receivable - associated companies                   167,106
  Prepayments                                                   364
                                                         __________
    Total Current Assets                                    168,755
                                                         __________

Other Assets:
  Deferred charges and other                                    292
                                                         __________
    Total Other Assets                                          292
                                                         __________

      TOTAL ASSETS                                       $  169,047
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $    1,000
  Retained earnings                                           2,571
  Retained earnings - current year                              640

NIPSCO Industries, Inc:
  Long-term debt other                                       62,878
  Unamortized discount - long term debt                          (2)
                                                         __________
    Total Capitalization                                     67,087
                                                         __________

Current Liabilities:
  Commercial paper - NIPSCO Capital Markets, Inc.            76,700
  Notes payable - NIPSCO Capital Markets, Inc.               17,400
  Medium-term notes - NIPSCO Capital Markets, Inc.            7,500

Other Current Liabilities:
  Total accounts payable                                        227
  Interest accrued                                              133
                                                         __________
    Total Current Liabilities                               101,960
                                                         __________

      TOTAL LIABILITIES                                  $  169,047
                                                         ==========


A.7  NIPSCO CAPITAL MARKETS, INC.
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $   11,184
                                                         __________
    Total Operating Revenues                                 11,184
                                                         __________

Operating Expenses and Taxes:
  Administrative and general expenses                           103
  Taxes other than income                                         1
  Interest expense                                           10,058
  Tax expense                                                   382
                                                         __________
    Total Operating Expenses and Taxes                       10,544
                                                         __________
      NET INCOME (LOSS)                                  $      640
                                                         ==========


A.7  NIPSCO CAPITAL MARKETS, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $    2,571

Net Income                                                      640
                                                         __________

  BALANCE AT END OF YEAR                                 $    3,211
                                                         ==========


A.8  NIPSCO DEVELOPMENT COMPANY, INC.
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      102
  Notes receivable                                              592
  Other accounts receivable                                     658
  Accounts receivable - associated companies                  6,423
  Notes receivable - associated companies                     1,515
  Prepayments                                                    21
                                                         __________
    Total Current Assets                                      9,311
                                                         __________

Other Property and Investments:
  Other property at cost less depreciation                   10,753
  Investments at equity                                      27,111
  Investments at cost                                         7,314
                                                         __________
    Total Other Property and Investments                     45,178
                                                         __________

Other Assets:
  Deferred charges and other                                   (103)
                                                         __________
    Total Other Assets                                         (103)
                                                         __________

      TOTAL ASSETS                                       $   54,386
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Foreign currency translation adjustment                    (2,023)
  Retained earnings                                         (15,284)
  Retained earnings - current year                           (9,965)
                                                         __________
    Total Capitalization                                    (27,271)
                                                         __________

Current Liabilities:
  Total accounts payable                                      4,146
  Taxes accrued                                                 676
  Notes payable to associated companies                      78,593
  Taxes withheld payables                                        (4)
                                                         __________
    Total Current Liabilities                                83,411
                                                         __________

Other:
  Deferred income taxes                                      (2,086)
  Deferred credits                                              332
                                                         __________
    Total Other                                              (1,754)
                                                         __________

      TOTAL LIABILITIES                                  $   54,386
                                                         ==========


A.8  NIPSCO DEVELOPMENT COMPANY, INC.
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    3,846
  Other income                                                  353
                                                         __________
    Total Revenues                                            4,199
                                                         __________

Operating Expenses and Taxes:
  Administrative and general expenses                         2,768
  Taxes other than income                                        45
  Depreciation expense                                          337
  Amortization and depletion                                    153
  Interest expense                                            5,729
  Tax expense                                                (1,596)
                                                         __________
    Total Operating Expenses and Taxes                        7,436
                                                         __________
Income (Loss) Before Subsidiaries                            (3,237)
                                                         __________

Subsidiary Gain (Loss)                                       (6,728)
                                                         __________

      NET INCOME (LOSS)                                  $   (9,965)
                                                         ==========


A.8  NIPSCO DEVELOPMENT COMPANY, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $  (15,284)

Net Income                                                   (9,965)
                                                         __________

      BALANCE AT END OF YEAR                             $  (25,249)
                                                         ==========


A.9  ANALYTIC SYSTEMS LABORATORIES, INC.
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      106
  Other accounts receivable                                     204
  Material and supplies at average cost                         124
  Prepayments                                                     7
                                                         __________
    Total Current Assets                                        441
                                                         __________

Other Property and Investments:
  Other property at cost less depreciation                       86
                                                         __________
    Total Other Property and Investments                         86
                                                         __________

Other Assets:
  Deferred charges and other                                      3
                                                         __________
    Total Other Assets                                            3
                                                         __________

      TOTAL ASSETS                                       $      530
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $      561
  Retained earnings                                          (2,607)
  Retained earnings - current year                             (143)
                                                         __________
    Total Capitalization                                     (2,189)
                                                         __________

Current Liabilities:
  Total accounts payable                                      1,200
  Notes payable to associated companies                       1,515
  Other accruals                                                  4
                                                         __________
    Total Current Liabilities                                 2,719
                                                         __________

      TOTAL LIABILITIES                                  $      530
                                                         ==========


A.9  ANALYTIC SYSTEMS LABORATORIES, INC.
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    1,494
  Other income                                                   19
                                                         __________
    Total Revenue                                             1,513
                                                         __________

Operating Expenses and Taxes:
  Operating expenses                                            608
  Administrative and general expenses                           758
  Taxes other than income                                        27
  Depreciation expense                                           42
  Interest expense                                              221
                                                         __________
    Total Operating Expenses and Taxes                        1,656
                                                         __________

      NET INCOME (LOSS)                                  $     (143)
                                                         ==========


A.9  ANALYTIC SYSTEMS LABORATORIES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $   (2,607)

Net Income                                                     (143)
                                                         __________

      BALANCE AT END OF YEAR                             $   (2,750)
                                                         ==========


A.10  FUELMAKER CORPORATION
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========


A.10  FUELMAKER CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========


A.10  FUELMAKER CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========


A.11  G. R. CLARK CORPORATION
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      708
  Other accounts receivable                                     713
  Accounts receivable - associated companies                     21
  Prepayments                                                     6
                                                         __________
    Total Current Assets                                      1,448
                                                         __________

Other Property and Investments:
  Other property at cost less depreciation                       12
                                                         __________

    Total Other Property and Investments                         12
                                                         __________

Other Assets:
  Deferred Charges and Other                                      5
                                                         __________
    Total Other Assets                                            5
                                                         __________

      TOTAL ASSETS                                       $    1,465
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Additional paid-in-capital                                  2,236
  Retained earnings                                            (986)
  Retained earnings - current year                              (20)
                                                         __________
    Total Capitalization                                      1,231
                                                         __________

Current Liabilities:
  Total accounts payable                                         43
  Other accruals                                                 21
                                                         __________
    Total Current Liabilities                                    64
                                                         __________

Other:
  Deferred income taxes                                         170
                                                         __________
    Total Other                                                 170
                                                         __________

      TOTAL LIABILITIES                                  $    1,465
                                                         ==========


A.11  G. R. CLARK CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Other income                                           $       36
                                                         __________
    Total Revenues                                               36
                                                         __________

Operating Expenses and Taxes:
  Administrative and general expenses                            24
  Tax expense                                                    32
                                                         __________
    Total Operating Expenses and Taxes                           56
                                                         __________

      NET INCOME (LOSS)                                  $      (20)
                                                         ==========


A.11  G. R. CLARK CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $     (986)

Net Income                                                      (20)
                                                         __________

      BALANCE AT END OF YEAR                             $   (1,006)
                                                         ==========


A.12  GREEN FUELS, INC.
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $        1
  Accounts receivable - associated companies                     42
                                                         __________
    Total Current Assets                                         43
                                                         __________

      TOTAL ASSETS                                       $       43
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings - current year                              (70)
                                                         __________
    Total Capitalization                                        (69)
                                                         __________

Current Liabilities:
  Total accounts payable                                         30
  Notes payable to associated companies                          82
                                                         __________
    Total Current Liabilities                                   112
                                                         __________

      TOTAL LIABILITIES                                  $       43
                                                         ==========


A.12  GREEN FUELS, INC.
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Expenses and Taxes:
  Administrative and general expenses                    $      110
  Interest expense                                                3
  Tax expense                                                   (43)
                                                         __________
    Total Operating Expenses and Taxes                           70
                                                         __________

      NET INCOME (LOSS)                                  $      (70)
                                                         ==========


A.12  GREEN FUELS, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Net Income                                               $      (70)
                                                         __________

      BALANCE AT END OF YEAR                             $      (70)
                                                         ==========


A.13  HARBOR COAL COMPANY
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $        8
  Accounts receivable - associated companies                  1,854
  Prepayments                                                    33
                                                         __________
    Total Current Assets                                      1,895
                                                         __________

Other Property and Investments:
  Investments at equity                                         443
                                                         __________
    Total Other Property and Investments                        443
                                                         __________

      TOTAL ASSETS                                       $    2,338
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                          (3,576)
  Retained earnings - current year                              392
                                                         __________
    Total Capitalization                                     (3,183)
                                                         __________

Current Liabilities:
  Total accounts payable                                      2,161
  Notes payable to associated companies                       6,555
                                                         __________
    Total Current Liabilities                                 8,716
                                                         __________

Other:
  Deferred income taxes                                      (3,195)
                                                         __________

    Total Other                                              (3,195)
                                                         __________

      TOTAL LIABILITIES                                  $    2,338
                                                         ==========


A.13  HARBOR COAL COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    1,447
                                                         __________
    Total Operating Revenues                                  1,447
                                                         __________

Operating Expenses and Taxes:
  Administrative and general expenses                           187
  Taxes other than income                                        16
  Interest expense                                              608
  Tax expense                                                   244
                                                         __________
    Total Operating Expenses and Taxes                        1,055
                                                         __________

      NET INCOME (LOSS)                                  $      392
                                                         ==========


A.13  HARBOR COAL COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $   (3,576)

Net Income                                                      392
                                                         __________

      BALANCE AT END OF YEAR                             $   (3,184)
                                                         ==========


A.14  INTERNATIONAL POLYMER CORP.
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========


A.14  INTERNATIONAL POLYMER CORP.
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========


A.14  INTERNATIONAL POLYMER CORP.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========


A.15  JOF TRANSPORTATION COMPANY
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      553
  Other accounts receivable                                       9
  Accounts receivable - associated companies                    158
                                                         __________
    Total Current Assets                                        720
                                                         __________

Other Property and Investments:
  Investments at equity                                       2,785
                                                         __________
    Total Other Property and Investments                      2,785
                                                         __________

      TOTAL ASSETS                                       $    3,505
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                           3,954
  Retained earnings - current year                            1,465
  Dividends: common shares                                   (3,300)
                                                         __________
    Total Capitalization                                      2,120
                                                         __________

Current Liabilities:
  Total accounts payable                                        962
  Taxes accrued                                                 (39)
                                                         __________
    Total Current Liabilities                                   923
                                                         __________

Other:
  Deferred income taxes                                         462
                                                         __________
    Total Other                                                 462
                                                         __________

      TOTAL LIABILITIES                                  $    3,505
                                                         ==========


A.15  JOF TRANSPORTATION COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    2,347
  Other income                                                   66
                                                         __________
    Total Revenues                                            2,413
                                                         __________

Operating Expenses and Taxes:
  Administrative and general expenses                            51
  Taxes other than income                                        24
  Tax expense                                                   873
                                                         __________
    Total Expenses and Taxes                                    948
                                                         __________

      NET INCOME (LOSS)                                  $    1,465
                                                         ==========


A.15  JOF TRANSPORTATION COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $    3,954

Net Income                                                    1,465
Dividends declared common                                    (3,300)
                                                         __________

      BALANCE AT END OF YEAR                             $    2,119
                                                         ==========


A.16  KOGAF ENTERPRISES, INC.
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      210
  Notes receivable                                              425
  Other accounts receivable                                     633
  Notes receivable - associated companies                       700
                                                         __________
    Total Current Assets                                      1,968
                                                         __________

Other Property and Investments:
  Other property at cost less depreciation                      243
  Investments at equity                                          85
                                                         __________
    Total Other Property and Investments                        328
                                                         __________

      TOTAL ASSETS                                       $    2,296
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $    2,103
  Retained earnings                                             216
  Retained earnings - current year                             (243)
                                                         __________
    Total Capitalization                                      2,076
                                                         __________

Current Liabilities:
  Total accounts payable                                        236
                                                         __________
    Total Current Liabilities                                   236
                                                         __________

Other:
  Deferred income taxes                                         (16)
                                                         __________
    Total Other                                                 (16)
                                                         __________

      TOTAL LIABILITIES                                  $    2,296
                                                         ==========


A.16  KOGAF Enterprises, Inc.
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $      145
  Other income                                                  (75)
                                                         __________
    Total Revenues                                               70
                                                         __________
Operating Expenses and Taxes:
  Administrative and general expenses                            70
  Tax expense                                                   243
                                                         __________
    Total Operating Expenses and Taxes                          313
                                                         __________

      NET INCOME (LOSS)                                  $     (243)
                                                         ==========


A.16  KOGAF ENTERPRISES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $      216

Net Income                                                     (243)
                                                         __________

      BALANCE AT END OF YEAR                             $      (27)
                                                         ==========


A.17  LAKE ERIE LAND COMPANY
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      678
  Notes receivable                                              250
  Other accounts receivable                                     344
  Accounts receivable - associated companies                  1,572
  Prepayments                                                   140
                                                         __________
    Total Current Assets                                      2,984
                                                         __________

Other Property and Investments:
  Other property at cost less depreciation                    5,434
  Investments at equity                                        (140)
  Investments at cost                                        14,105
                                                         __________
    Total Other Property and Investments                     19,399
                                                         __________

      TOTAL ASSETS                                       $   22,383
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Additional paid-in capital                                 14,883
  Retained earnings                                          (2,903)
  Retained earnings - current year                           (1,433)
  Long term debt excluding amounts due                        3,180
                                                         __________
    Total Capitalization                                     13,728
                                                         __________

Current Liabilities:
  Total accounts payable                                        514
  Customer deposits                                               4
  Taxes accrued                                                  66
  Notes payable to associated companies                       6,640
  Other accruals                                              1,409
                                                         __________
    Total Current Liabilities                                 8,633
                                                         __________

Other:
  Deferred income taxes                                          22
                                                         __________
    Total Other                                                  22
                                                         __________

      TOTAL LIABILITIES                                  $   22,383
                                                         ==========


A.17  LAKE ERIE LAND COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    2,237
  Other income                                                   32
                                                         __________
    Total Revenues                                            2,269
                                                         __________

Operating Expenses and Taxes:
  Operating expenses                                          1,601
  Administrative and general expenses                         1,293
  Taxes other than income                                        98
  Depreciation expense                                          433
  Interest expense                                              830
  Tax expense                                                  (749)
                                                         __________
    Total                                                     3,506
                                                         __________

Income (Loss) Before Subsidiaries                            (1,237)
                                                         __________
Subsidiary Gain (Loss)                                         (196)
                                                         __________

      NET INCOME (LOSS)                                  $   (1,433)
                                                         ==========


A.17  LAKE ERIE LAND COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $   (2,903)

Net Income                                                   (1,433)
                                                         __________

      BALANCE AT END OF YEAR                             $   (4,336)
                                                         ==========


A.18  SCC SERVICES, INC.
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       86
  Other accounts receivable                                     107
  Material and supplies at average cost                         147
                                                         __________
    Total Current Assets                                        340
                                                         __________

Other Assets:
  Deferred charges and other                                     41
                                                         __________
    Total Other Assets                                           41
                                                         __________

      TOTAL ASSETS                                       $      381
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Additional paid-in-capital                                     57
  Retained earnings                                              (2)
  Retained earnings - current year                             (196)
                                                         __________
    Total Capitalization                                       (140)
                                                         __________

Current Liabilities:
  Total accounts payable                                        436
                                                         __________

    Total Current Liabilities                                   436
                                                         __________

Other:
  Deferred credits                                               85
                                                         __________

    Total Other                                                  85
                                                         __________

      TOTAL LIABILITIES                                  $      381
                                                         ==========


A.18  SCC SERVICES, INC.
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    3,026
                                                         __________
    Total Operating Revenues                                  3,026
                                                         __________

Operating Expenses and Taxes:
  Administrative and general expenses                         3,192
  Taxes other than income                                       143
  Interest expense                                                4
  Tax expense                                                  (117)
                                                         __________
    Total Operating Expenses and Taxes                        3,222
                                                         __________

      NET INCOME (LOSS)                                  $     (196)
                                                         ==========


A.18  SCC SERVICES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $       (2)

Net Income                                                     (196)
                                                         __________

      BALANCE AT END OF YEAR                             $     (198)
                                                         ==========


A.19  N SQUARED AVIATION, L.L.C.
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========


A.19  N SQUARED AVIATION, L.L.C.
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========


A.19  N SQUARED AVIATION, L.L.C.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========


A.20  NDC DOUGLAS PROPERTIES, INC.
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $        1
  Notes receivable                                               30
  Accounts receivable - associated companies                  2,167
                                                         __________
    Total Current Assets                                      2,198
                                                         __________
Other Property and Investments:
  Investments at equity                                      21,933
                                                         __________
    Total Other Property and Investments                     21,933
                                                         __________

      TOTAL ASSETS                                       $   24,131
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                            (325)
  Retained earnings - current year                              222
  Long term debt excluding amounts due                       19,206
                                                         __________
    Total Capitalization                                     19,104
                                                         __________

Current Liabilities:
  Total accounts payable                                         60
  Interest accrued                                              970
  Notes payable to associated companies                       1,862
  Other accruals                                              1,840
                                                         __________
    Total Current Liabilities                                 4,732
                                                         __________
Other:
  Deferred income taxes                                         295
                                                         __________
    Total Other                                                 295
                                                         __________

      TOTAL LIABILITIES                                  $   24,131
                                                         ==========


A.20  NDC DOUGLAS PROPERTIES, INC.
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $     (830)
  Other income                                                    5
                                                         __________
    Total Revenues                                             (825)
                                                         __________

Operating Expenses and Taxes:
  Administrative and general expenses                           137
  Taxes other than income                                        (1)
  Interest expense                                            1,323
  Tax expense                                                (2,506)
                                                         __________
    Total Operating Expenses and Taxes                       (1,047)
                                                         __________

      NET INCOME (LOSS)                                  $      222
                                                         ==========


A.20  NDC DOUGLAS PROPERTIES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $     (325)

Net Income                                                      222
                                                         __________

      BALANCE AT END OF YEAR                             $     (103)
                                                         ==========


A.21  NIPSCO INTERNATIONAL POWER SYSTEMS COMPANY
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $        1
                                                         __________
    Total Current Assets                                          1
                                                         __________

      TOTAL ASSETS                                       $        1
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                              (1)
                                                         __________
    Total Capitalization                                          0
                                                         __________

Current Liabilities:
  Notes payable to associated companies                           1
                                                         __________
    Total Current Liabilities                                     1
                                                         __________

      TOTAL LIABILITIES                                  $        1
                                                         ==========


A.21  NIPSCO INTERNATIONAL POWER SYSTEMS COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========


A.21  NIPSCO INTERNATIONAL POWER SYSTEMS COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $       (1)

Net Income                                                        0
                                                         __________

      BALANCE AT END OF YEAR                             $       (1)
                                                         ==========


A.22  NIPSCO SECURITY SERVICES, INC.
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       80
  Other accounts receivable                                     144
  Reserve - customer accounts                                   (54)
  Accounts receivable - associated companies                    585
  Material and supplies at average cost                         123
  Prepayments                                                     2
                                                         __________
    Total Current Assets                                        880
                                                         __________

Other Property and Investments:
  Other property at cost less depreciation                       24
                                                         __________
    Total Other Property and Investments                         24
                                                         __________

      TOTAL ASSETS                                       $      904
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Additional paid-in-capital                                     54
  Retained earnings                                            (297)
  Retained earnings - current year                             (943)
                                                         __________
    Total Capitalization                                     (1,185)
                                                         __________

Current Liabilities:
  Total accounts payable                                        147
  Customer deposits                                              24
  Taxes accrued                                                   1
  Notes payable to associated companies                       1,923
  Taxes withheld payables                                        (6)
                                                         __________
    Total Current Liabilities                                 2,089
                                                         __________

      TOTAL LIABILITIES                                  $      904
                                                         ==========


A.22  NIPSCO SECURITY SERVICES, INC.
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $      494
                                                         __________
    Total Operting Revenues                                     494
                                                         __________
Operating Expenses and Taxes:
  Operating expenses                                            698
  Administrative and general expenses                         1,157
  Taxes other than income                                        62
  Depreciation expense                                            1
  Interest expense                                               87
  Tax expense                                                  (568)
                                                         __________
    Total Operating Expenses and Taxes                        1,437
                                                         __________

      NET INCOME (LOSS)                                  $     (943)
                                                         ==========


A.22  NIPSCO SECURITY SERVICES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $     (297)

Net Income                                                     (943)
                                                         __________

      BALANCE AT END OF YEAR                             $   (1,240)
                                                         ==========


A.23  PORTSIDE ENERGY CORPORATION
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Other accounts receivable                              $       61
                                                         __________
    Total Current Assets                                         61
                                                         __________

                                                         $       61
      TOTAL ASSETS                                       ==========

CAPITALIZATION AND LIABILITIES
Capitalization:
  Common Shares without par value                        $        1
                                                         __________

    Total Capitalization                                          1
                                                         __________

Current Liabilities:
  Total accounts payable                                         12
  Notes payable to associated companies                          48

                                                         __________
    Total Current Liabilities                                    60
                                                         __________

      TOTAL LIABILITIES                                  $       61
                                                         ==========


A.23  PORTSIDE ENERGY CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========


A.23  PORTSIDE ENERGY CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========


A.24  PROCESS AND CONTROL TECHNOLOGY CORPORATION
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Other Assets:
  Deferred charges and other                             $    1,184
                                                         __________
    Total Other Assets                                        1,184
                                                         __________

      TOTAL ASSETS                                       $    1,184
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Additional paid-in-capital                             $      800
  Retained earnings                                            (755)
                                                         __________
    Total Capitalization                                         45
                                                         __________

Current Liabilities:
  Total accounts payable                                      1,118
  Other accruals                                                 21
                                                         __________
    Total Current Liabilities                                 1,139
                                                         __________

      TOTAL LIABILITIES                                  $    1,184
                                                         ==========


A.24  PROCESS AND CONTROL TECHNOLOGY CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========


A.24  PROCESS AND CONTROL TECHNOLOGY CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $     (755)

Net Income                                                        0
                                                         __________

      BALANCE AT END OF YEAR                             $     (755)
                                                         ==========


A.25  RIC, INC.
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $        5
  Accounts receivable - associated companies                    170
                                                         __________
    Total Current Assets                                        175
                                                         __________

Other Property and Investments:
  Other property at cost less depreciation                       12
  Investments at equity                                         (11)
                                                         __________
    Total Other Property and Investments                          1
                                                         __________

      TOTAL ASSETS                                       $      176
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Additional paid-in-capital                                    350
  Retained earnings                                          (3,173)
  Retained earnings - current year                             (193)
                                                         __________
    Total Capitalization                                     (3,015)
                                                         __________

Current Liabilities:
  Total accounts payable                                         62
  Customer deposits                                               1
  Notes payable to associated companies                       3,005
                                                         __________
    Total Current Liabilities                                 3,068
                                                         __________

Other:
  Deferred income taxes                                         122
  Deferred credits                                                1
                                                         __________
    Total Other                                                 123
                                                         __________

      TOTAL LIABILITIES                                  $      176
                                                         ==========


A.25  RIC, INC.
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Expenses and Taxes:
  Administrative and general expenses                    $       84
  Depreciation expense                                            2
  Interest expense                                              241
  Tax expense                                                  (119)
                                                         __________
    Total Operating Expenses and Taxes                          208
                                                         __________

Income (Loss) Before Subsidiaries                              (208)
                                                         __________

Subsidiary Gain (Loss)                                           15
                                                         __________

      NET INCOME (LOSS)                                  $     (193)
                                                         ==========


A.25  RIC, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $   (3,173)

Net Income                                                     (193)
                                                         __________

      BALANCE AT END OF YEAR                             $   (3,366)
                                                         ==========


A.26  CARDINAL PROPERTY MANAGEMENT, INC.
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       33
  Other accounts receivable                                       6
  Accounts receivable - associated companies                     79
                                                         __________

    Total Current Assets                                        118
                                                         __________

Other Property and Investments:
  Other property at cost less depreciation                       24
                                                         __________
    Total Other Property and Investments                         24
                                                         __________

      TOTAL ASSETS                                       $      142
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                             (28)
  Retained earnings - current year                               15
                                                         __________
    Total Capitalization                                        (12)
                                                         __________

Current Liabilities:
  Total accounts payable                                         96
  Customer deposits                                              10
  Taxes accrued                                                   1
  Notes payable to associated companies                          25
                                                         __________
    Total Current Liabilities                                   132
                                                         __________

Other:
  Deferred income taxes                                           4
  Deferred credits                                               18
                                                         __________
    Total Other                                                  22
                                                         __________

      TOTAL LIABILITIES                                  $      142
                                                         ==========


A.26  CARDINAL PROPERTY MANAGEMENT, INC.
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $      443
                                                         __________
    Total Revenues                                              443
                                                         __________

Operating Expenses and Taxes:
  Administrative and general expenses                           405
  Taxes other than income                                         7
  Depreciation expense                                            4
  Interest expense                                                5
  Tax expense                                                     7
                                                         __________
    Total Operating Expenses and Taxes                          428
                                                         __________

      NET INCOME (LOSS)                                  $       15
                                                         ==========


A.26  CARDINAL PROPERTY MANAGEMENT, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $      (28)

Net Income                                                       15
                                                         __________

      BALANCE AT END OF YEAR                             $      (13)
                                                         ==========


A.27  RIVERSIDE CALORIC COMPANY
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $        7
  Accounts receivable - associated companies                    122
                                                         __________
    Total Current Assets                                        129
                                                         __________

Other Property and Investments:
  Other property at cost less depreciation                      235
  Investments at equity                                       1,711
                                                         __________
    Total Other Property and Investments                      1,946
                                                         __________

      TOTAL ASSETS                                       $    2,075
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                             (74)
  Retained earnings - current year                             (153)
                                                         __________
    Total Capitalization                                       (226)
                                                         __________

Current Liabilities:
  Total accounts payable                                         84
  Taxes accrued                                                 (16)
  Notes payable to associated companies                       2,312
                                                         __________
    Total Current Liabilities                                 2,380
                                                         __________

Other:
  Deferred income taxes                                         (79)
                                                         __________
    Total Other                                                 (79)
                                                         __________

      TOTAL LIABILITIES                                  $    2,075
                                                         ==========


A.27  RIVERSIDE CALORIC COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $     (288)
                                                         __________

    Total Operating Revenues                                   (288)
                                                         ___________

Operating Expenses and Taxes:
  Administrative and general expenses                            31
  Interest expense                                              (59)
  Tax expense                                                  (107)
                                                         __________
    Total Operating Expenses and Taxes                         (135)
                                                         __________

      NET INCOME (LOSS)                                  $     (153)
                                                         ==========


A.27  RIVERSIDE CALORIC COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $      (74)

Net Income                                                     (153)
                                                         __________

      BALANCE AT END OF YEAR                             $     (227)
                                                         ==========


A.28  NIPSCO ENERGY SERVICES, INC.
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $    1,456
  Other accounts receivable                                    (898)
  Accounts receivable - associated companies                  7,602
                                                         __________
    Total Current Assets                                      8,160
                                                         __________

Other Property and Investments:
  Other property at cost less depreciation                      336
  Investments at equity                                       9,903
                                                         __________
    Total Other Property and Investments                     10,239
                                                         __________

Other Assets:
  Deferred charges and other                                  1,993
                                                         __________

    Total Other Assets                                        1,993
                                                         __________

      TOTAL ASSETS                                       $   20,392
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                             679
  Retained earnings - current year                              730
                                                         __________
    Total Capitalization                                      1,410
                                                         __________

Current Liabilities:
  Total accounts payable                                      6,111
  Taxes accrued                                                  (5)
  Notes payable to associated companies                      13,646
  Taxes withheld payables                                       (41)
                                                         __________

    Total Current Liabilities                                19,711
                                                         __________

Other:
  Deferred income taxes                                           3
  Deferred credits                                             (732)
                                                         __________
    Total Other                                                (729)
                                                         __________

      TOTAL LIABILITIES                                  $   20,392
                                                         ==========


A.28  NIPSCO ENERGY SERVICES, INC.
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $   (1,744)
  Other income                                                   (1)
                                                         __________
    Total Revenues                                           (1,745)
                                                         __________

Operating Expenses and Taxes:
  Administrative and general expenses                         1,450
  Taxes other than income                                        39
  Depreciation expense                                            3
  Interest expense                                              734
  Tax expense                                                (1,414)
                                                         __________
    Total Operating Expenses and Taxes                          812
                                                         __________
Income (Loss) Before Subsidiaries                            (2,557)
                                                         __________
Subsidiary Gain (Loss)                                        3,287
                                                         __________

      NET INCOME (LOSS)                                  $      730
                                                         ==========


A.28 NIPSCO ENERGY SERVICES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $      679

Net Income                                                      730
                                                         __________

      BALANCE AT END OF YEAR                             $    1,409
                                                         ==========


A.29  INVENTORY MANAGEMENT AND
        DISTRIBUTION COMPANY, L.L.C.
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========


A.29  INVENTORY MANAGEMENT AND
        DISTRIBUTION COMPANY, L.L.C.
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========


A.29  INVENTORY MANAGEMENT AND
        DISTRIBUTION COMPANY, L.L.C.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========


A.30  NESI ENERGY MARKETING, L.L.C.
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Other accounts receivable                              $    6,295
  Accounts receivable - associated companies                  5,337
  Natural gas in storage, weighted average                      130
  Prepayments                                                    10
                                                         __________
    Total Current Assets                                     11,772
                                                         __________

Other Property and Investments:
  Other property at cost less depreciation                       98
                                                         __________
    Total Other Property and Investments                         98
                                                         __________

      TOTAL ASSETS                                       $   11,870
                                                         ==========

CAPITALIZATION AND LIABILITIES
Capitalization:
  Additional paid-in-capital                             $      151
  Retained earnings - current year                              511
                                                         __________
    Total Capitalization                                        662
                                                         __________

Current Liabilities:
  Total accounts payable                                     10,108
  Notes payable to associated companies                       1,100
                                                         __________
    Total Current Liabilities                                11,208
                                                         __________

      TOTAL LIABILITIES                                  $   11,870
                                                         ==========


A.30  NESI ENERGY MARKETING, L.L.C.
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $   18,476
                                                         __________
    Total Operating Revenue                                  18,476
                                                         __________

Operating Expenses and Taxes:
  Operating expenses                                         17,514
  Administrative and general expenses                           433
  Taxes other than income                                         3
  Depreciation expense                                            5
  Interest expense                                               10
                                                         __________
    Total Operating Expenses and Taxes                       17,965
                                                         __________

      NET INCOME (LOSS)                                  $      511
                                                         ==========


A.30  NESI ENERGY MARKETING, L.L.C.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Net Income                                               $      511
                                                         __________

      BALANCE AT END OF YEAR                             $      511
                                                         ==========


A.31  NIPSCO ENERGY TRADING CORP.
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $    2,731
  Other accounts receivable                                      68
  Reserve - customer accounts                                  (464)
  Accounts receivable - associated companies                    480
                                                         __________
    Total Current Assets                                      2,815
                                                         __________

      TOTAL ASSETS                                       $    2,815
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                           4,482
  Retained earnings - current year                              216
  Dividends - common shares                                  (3,500)
                                                         __________
    Total Capitalization                                      1,199
                                                         __________

Current Liabilities:
  Total accounts payable                                      1,741
  Taxes accrued                                                   4
                                                         __________
    Total Current Liabilities                                 1,745
                                                         __________

Other:
  Deferred income taxes                                        (156)
  Deferred credits                                               27
                                                         __________
    Total Other                                                (129)
                                                         __________

      TOTAL LIABILITIES                                  $    2,815
                                                         ==========


A.31  NIPSCO ENERGY TRADING CORP.
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $      646
  Other income                                                  158
                                                         __________
    Total Revenues                                              804
                                                         __________

Operating Expenses and Taxes:
  Administrative and general expenses                           439
  Taxes other than income                                        15
  Depreciation expense                                            6
  Interest expense                                                1
  Tax expense                                                   127
                                                         __________
    Total Operating Expenses and Taxes                          588
                                                         __________

      NET INCOME (LOSS)                                  $      216
                                                         ==========


A.31  NIPSCO ENERGY TRADING CORP.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $      981

Net Income                                                      216
                                                         __________

      BALANCE AT END OF YEAR                             $    1,198
                                                         ==========


A.32  NIPSCO FUEL COMPANY, INC.
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      348
  Other accounts receivable                                     195
  Accounts receivable - associated companies                  4,004
  Notes receivable - associated companies                     9,341
  Prepayments                                                    26
                                                         __________
    Total Current Assets                                     13,914
                                                         __________

Other Property and Investments:
  Other property at cost less depreciation                   42,961
  Investments at equity                                       3,615
  Investments at cost                                         1,000
                                                         __________
    Total Other Property and Investments                     47,576
                                                         __________

Other Assets:
  Deferred charges and other                                    438
                                                         __________
    Total Other Assets                                          438
                                                         __________

      TOTAL OTHER ASSETS                                 $   61,928
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Foreign currency translation adjustment                        92
  Retained earnings                                          (7,762)
  Retained earnings - current year                           (3,147)
                                                         __________
    Total Capitalization                                    (10,816)
                                                         __________

Current Liabilities:
  Total accounts payable                                      2,631
  Notes payable to associated companies                      60,423
                                                         __________
    Total Current Liabilities                                63,054
                                                         __________

Other:
  Deferred income taxes                                       9,686
  Deferred credits                                                4
                                                         __________
    Total Other                                               9,690
                                                         __________

      TOTAL LIABILITIES                                  $   61,928
                                                         ==========


A.32  NIPSCO FUEL COMPANY, INC.
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    7,324
  Other income                                                    4
                                                         __________
    Total Revenues                                            7,328
                                                         __________

Operating Expenses and Taxes:
  Operating expenses                                          2,474
  Administrative and general expenses                           830
  Taxes other than income                                        (8)
  Amortization and depletion                                  4,564
  Interest expense                                            3,769
  Tax expense                                                (1,134)
                                                         __________
    Total Operating Expenses and Taxes                       10,495
                                                         __________

Income (Loss) Before Subsidiaries                            (3,167)
                                                         __________

Subsidiary Gain (Loss)                                           20
                                                         __________

      NET INCOME (LOSS)                                  $   (3,147)
                                                         ==========


A.32  NIPSCO FUEL COMPANY, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $   (7,762)

Net Income                                                   (3,147)
                                                         __________

      BALANCE AT END OF YEAR                             $  (10,909)
                                                         ==========


A.33  NFCO ACQUISITION COMPANY
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       72
  Other accounts receivable                                      33
  Accounts receivable - associated companies                     68
  Material and supplies at average cost                           2
  Notes receivable - associated companies                        98
                                                         __________
    Total Current Assets                                        273
                                                         __________

Other Property and Investments:
  Other property at cost less depreciation                      382
                                                         __________
    Total Other Property and Investments                        382
                                                         __________

      TOTAL ASSETS                                       $      655
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Additional paid-in-capital                                    450
  Retained earnings                                              26
  Retained earnings - current year                               17
                                                         __________
    Total Capitalization                                        494
                                                         __________

Current Liabilities:
  Total accounts payable                                         44
                                                         __________
    Total Current Liabilities                                    44
                                                         __________

Other:
  Deferred income taxes                                         117
                                                         __________

    Total Other                                                 117
                                                         __________

      TOTAL LIABILITIES                                  $      655
                                                         ==========


A.33  NFCO ACQUISITION COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $      214
  Other income                                                    2
                                                         __________
    Total Revenues                                              216
                                                         __________

Operating Expenses and Taxes:
  Operating expenses                                            102
  Administrative and general expense                             37
  Amortization and depletion                                     50
  Tax expense                                                    10
                                                         __________
    Total Operating Expenses and Taxes                          199
                                                         __________

      NET INCOME (LOSS)                                  $       17
                                                         ==========


A.33  NFCO ACQUISITION COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $       26

Net Income                                                       17
                                                         __________

      BALANCE AT END OF YEAR                             $       43
                                                         ==========


A.34  SOUTHLAKE ENERGY INC.
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Other accounts receivable                              $      459
                                                         __________
    Total Current Assets                                        459
                                                         __________

Other Property and Investments:
  Other property at cost less depreciation                   12,186
                                                         __________
    Total Other Property and Investments                     12,186
                                                         __________

      TOTAL ASSETS                                       $   12,645
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $    3,009
  Additional paid-in capital                                     96
  Foreign currency translation adjustment                        14
  Retained earnings - current year                                3
                                                         __________
    Total Capitalization                                      3,122
                                                         __________

Current Liabilities:
  Total accounts payable                                        164
  Notes payable to associated companies                       9,341
  Other accruals                                                  6
                                                         __________
    Total Current Liabilities                                 9,511
                                                         __________

Other:
  Deferred income taxes                                          12
                                                         __________
    Total Other                                                  12
                                                         __________

      TOTAL LIABILITIES                                  $   12,645
                                                         ==========


A.34  SOUTHLAKE ENERGY INC.
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $      126
                                                         __________
    Total Operating Revenue                                     126
                                                         __________

Operating Expenses and Taxes:
  Operating expenses                                             53
  Depreciation expense                                           58
  Tax expense                                                    12
                                                         __________
    Total Operating Expenses and Taxes                          123
                                                         __________

      NET INCOME (LOSS)                                  $        3
                                                         ==========


A.34  SOUTHLAKE ENERGY INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $        0

Net Income                                                        3
                                                         __________

      BALANCE AT END OF YEAR                             $        3
                                                         ==========


A.35  NI-TEX, INC.
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      781
  Other accounts receivable                                       5
  Accounts receivable - associated companies                  7,970
  Natural gas in storage, weighted average                    3,817
  Prepayments                                                    15
                                                         __________
    Total Current Assets                                     12,588
                                                         __________

Other Property and Investments:
  Investments at equity                                       5,740
                                                         __________
    Total Other Property and Investments                      5,740
                                                         __________

      TOTAL ASSETS                                       $   18,328
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                           5,815
  Retained earnings - current year                            4,747
  Dividends - common shares                                  (3,000)
                                                         __________
    Total Capitalization                                      7,563
                                                         __________

Current Liabilities:
  Total accounts payable                                      9,694
  Taxes accrued                                                 663
                                                         __________
    Total Current Liabilities                                10,357
                                                         __________

Other:
  Deferred income taxes                                          (7)
  Deferred credits                                              415
                                                         __________
    Total Other                                                 408
                                                         __________

      TOTAL LIABILITIES                                  $   18,328
                                                         ==========


A.35  NI-TEX, INC.
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $   63,490
  Other income                                                  194
                                                         __________
    Total Revenues                                           63,684
                                                         __________

Operating Expenses and Taxes:
  Operating expenses                                         56,269
  Administrative and general expenses                           675
  Taxes other than income                                        23
  Interest expense                                                2
  Tax expense                                                 1,968
                                                         __________
    Total Operating Expenses and Taxes                       58,937
                                                         __________

      NET INCOME (LOSS)                                  $    4,747
                                                         ==========


A.35  NI-TEX, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $    5,815

Net Income                                                    4,747
Dividends declared common                                    (3,000)
                                                         __________

      BALANCE AT END OF YEAR                             $    7,562
                                                         ==========


A.36  TRIUMPH NATURAL GAS, INC.
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========


A.36  TRIUMPH NATURAL GAS, INC.
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========


A.36  TRIUMPH NATURAL GAS, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========


A.37  NORTH LAKE ENERGY CORPORATION
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       17
  Other accounts receivable                                     170
                                                         __________
    Total Current Assets                                        187
                                                         __________

      TOTAL ASSETS                                       $      187
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitaliztion:
  Common shares without par value                        $        1
                                                         __________
    Total Capitalization                                          1
                                                         __________
Current Liabilities:
  Total accounts payable                                        166
  Notes payable to associated companies                          18
                                                         __________
    Total Current Liabilities                                   184
                                                         __________
Other:
  Deferred credits                                                2
                                                         __________
    Total Other                                                   2
                                                         __________

      TOTAL LIABILITIES                                  $      187
                                                         ==========


A.37  NORTH LAKE ENERGY CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========


A.37  NORTH LAKE ENERGY CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========


A.38  NORTHERN INDIANA FUEL & LIGHT COMPANY, INC.
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Utility Plant:
  Utility Plant                                          $   59,991
  Less - accumulated provision for depreciation             (15,763)
                                                         __________
    Total Utility Plant                                      44,228
                                                         __________

Other Property and Investments:
  Investments at equity                                         789
  Investments at cost                                             3
                                                         __________
    Total Other Property and Investments                        792
                                                         __________

Current Assets:
  Cash and cash equivalents                                     235
  Accounts receivable, less reserve                           4,248
  Gas adjustment clause                                        (380)
  Material and supplies at average cost                         493
  Natural gas in storage, weighted average                    1,879
  Prepayments and other                                       3,076
                                                         __________
    Total Current Assets                                      9,551
                                                         __________

Other Assets:
  Regulatory assets                                             423
  Deferred charges and other                                    674
                                                         __________
    Total Other Assets                                        1,097
                                                         __________

      TOTAL ASSETS                                       $   55,668
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $   30,674
  Additional paid-in-capital                                  7,295
  Retained earnings                                           4,937
                                                         __________
    Total Capitalization                                     42,906
                                                         __________

Current Liabilities:
  Total accounts payable                                      3,446
  Customer deposits                                             635
  Taxes accrued                                                 629
  Interest accrued                                               27
  Other accruals                                              1,381
                                                         __________
    Total Current Liabilities                                 6,118
                                                         __________

Other:
  Deferred income taxes                                       2,246
  Deferred income tax credits amortized                         563
  Deferred credits                                            1,460
  Regulatory income tax liability                             2,375
                                                         __________
    Total Other                                               6,644
                                                         __________

      TOTAL LIABILITIES                                  $   55,668
                                                         ==========


A.38  NORTHERN INDIANA FUEL & LIGHT COMPANY, INC.
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Gas                                                    $   29,378
  Other income                                                 (255)
                                                         __________
    Total Revenues                                           29,123
                                                         __________

Operating Expenses and Taxes:
  Gas costs                                                  17,548
  Operation expenses                                          3,075
  Administrative and general expenses                         4,274
  Taxes other than income                                       715
  Interest expense                                               63
  Tax expense                                                 1,327
                                                         __________
    Total Operating Expenses and Taxes                       27,002
                                                         __________
Subsidiary Gain (Loss)                                          216
                                                         __________

      NET INCOME (LOSS)                                  $    2,337
                                                         ==========


A.38  NORTHERN INDIANA FUEL & LIGHT COMPANY, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $    2,600

Net Income                                                    2,337
                                                         __________

      BALANCE AT END OF YEAR                             $    4,937
                                                         ==========


A.39  NORTHERN INDIANA TRADING COMPANY
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       17
  Other accounts receivable                                   1,335
  Accounts receivable - associated companies                    315
                                                         __________
    Total Current Asset                                       1,667
                                                         __________
Other Property and Investments:
  Other property at cost less depreciation                      933
                                                         __________
    Total Other Property and Investments                        476
                                                         __________

      TOTAL ASSETS                                       $    2,143
                                                         ==========

CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                             572
  Retained earnings - current year                              216
                                                         __________
    Total Capitalization                                        789
                                                         __________

Current Liabilities:
  Total accounts payable                                      1,153
  Taxes accrued                                                 158
  Other accruals                                                  4
                                                         __________
    Total Current Liabilities                                 1,315
                                                         __________

Other:
  Deferred income taxes                                          39
                                                         __________
    Total Other                                                  39
                                                         __________

      TOTAL LIABILITIES                                  $    2,143
                                                         ==========


A.39  NORTHERN INDIANA TRADING COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operting Revenues:
  Total operating revenue                                $      348
                                                         __________
    Total Revenues                                              348
                                                         __________

Operating Expenses and Taxes:
  Tax expense                                                   132
                                                         __________
    Total Operating Expenses and Taxes                          132
                                                         __________

      NET INCOME (LOSS)                                  $      216
                                                         ==========


A.39  NORTHERN INDIANA TRADING COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $      572

Net Income                                                      216
                                                         __________

      BALANCE AT END OF YEAR                             $      788
                                                         ==========


A.40  NORTHERN INDIANA PUBLIC SERVICE COMPANY
CONSOLIDATED BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Utility Plant, At 0riginal Cost (Including
  Construction Work in Progress of $145,078:
    Electric                                             $3,935,103
    Gas                                                   1,143,021
    Common                                                  350,168
                                                         __________
                                                          5,428,292

    Less - accumulated provision for
      depreciation and amortization                       2,330,879
                                                         __________
        Total Utility Plant                               3,097,413
                                                         __________

Other Property and Investments                                8,787
                                                         __________

Current Assets:
  Cash and cash equivalents                                  11,478
  Accounts receivable, less reserve of $6,418                96,076
  Fuel adjustment clause                                     10,300
  Gas cost adjustment clause                                  4,113
  Materials and supplies at average cost                     63,824
  Electric production fuel, at average cost                  14,258
  Natural gas in storage, at last-in, first-out cost         53,413
  Prepayments and other                                      13,051
                                                         __________
        Total Current Assets                                266,513
                                                         __________

Other Assets:
  Regulatory assets                                         211,859
  Deferred charges and other                                 21,627
                                                         __________
        Total Other Assets                                  233,486
                                                         __________

        TOTAL ASSETS                                     $3,606,199
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shareholder's equity                            $1,016,827
  Preferred stocks -
    Series without mandatory redemption provisions           81,325
    Series with mandatory redemption provisions              63,651
  Long-term debt                                          1,058,741
                                                         __________
        Total Capitalization                              2,220,544
                                                         __________

Current Liabilities:
  Obligations due within one year -
    Commercial paper                                         44,800
    Medium-term notes -
      Issued at interest rates of 6.14% and 6.19%
        with a weighted average interest rate of
        6.17% and maturities of July 25, 1996 and
        July 26, 1996                                        80,000
    Notes payable -
      Issued at interest rates between 5.91% and
        6.15% with a weighted average interest rate
        of 5.99% and various maturities between
        January 2, 1996 and February 9, 1996                118,800
                                                         __________
                                                            243,600
                                                         __________

  Other Current Liabilities -
    Accounts payable                                        135,639
    Sinking funds due within one year                         2,621
    Dividends declared on common and preferred stocks        49,851
    Customer deposits                                        10,230
    Taxes accrued                                            31,247
    Interest accrued                                          7,170
    Accrued employment costs                                 30,790
    Other accruals                                           45,771
                                                         __________
                                                            313,319
                                                         __________
        Total Current Liabilities                           556,919
                                                         __________

Other:
  Deferred income taxes                                     587,809
  Deferred investment tax credits, being
    amortized over life of related property                 114,386
  Deferred credits                                           41,038
  Accrued liability for postretirement benefits              73,682
  Regulatory income tax liability                             5,783
  Other noncurrent liabilities                                6,038
                                                         __________
        Total Other                                         828,736
                                                         __________

        TOTAL CAPITALIZATION AND LIABILITIES             $3,606,199
                                                         ==========
CONSOLIDATED STATEMENT OF CAPITALIZATION
For the Year Ended December 31, 1995
(Dollars in Thousands)
Common Shareholder's Equity:
  Common shares - without par value - authorized
    75,000,000 shares - issued and outstanding
    73,282,258 shares                                    $  859,488
  Additional paid-in capital                                 12,500
  Retained earnings                                         144,839
                                                         __________
    Total Common Shareholder's Equity                     1,016,827
                                                         __________

Preferred Stocks, Which Are Redeemable
  Solely at Option of Northern Indiana
  Public Service Company:
    Cumulative preferred stock - $100 par value -
      4-1/4% series - 209,190 shares outstanding             20,919
      4-1/2% series -  79,996 shares outstanding              8,000
      4.22%  series - 106,200 shares outstanding             10,620
      4.88%  series - 100,000 shares outstanding             10,000
      7.44%  series -  41,890 shares outstanding              4,189
      7.50%  series -  34,842 shares outstanding              3,484
      Premium on preferred stock                                254

    Cumulative preferred stock - no par value
      Adjustable Rate (6.00% at December 31, 1995) -
        Series A (stated value - $50 per share),
        477,185 shares outstanding                           23,859
                                                         __________
                                                             81,325
                                                         __________
Redeemable Preferred Stocks, Subject to
  Mandatory Redemption Requirements or
  Whose Redemption Is Outside the Control of
  Northern Indiana Public Service Company:
    Cumulative preferred stock - $100 par value -
      8.85%  series - 87,500 shares outstanding               8,750
      7-3/4% series - 50,014 shares outstanding               5,001
      8.35%  series - 69,000 shares outstanding               6,900
    Cumulative preferred stock - no par value -
      6.50%  series - 430,000 shares outstanding             43,000
                                                         __________
                                                             63,651
                                                         __________
Long-term Debt                                            1,058,741
                                                         __________

        TOTAL CAPITALIZATION                             $2,220,544
                                                         ==========
CONSOLIDATED STATEMENT OF LONG-TERM DEBT
For the Year Ended December 31, 1995
(Dollars in Thousands)
First Mortgage Bonds -
  Series O,  6-3/8% - due September 1, 1997              $   25,747
  Series P,  6-7/8% - due October 1, 1998                    14,509
  Series T,  7-1/2% - due April 1, 2002                      40,500
  Series NN, 7.10%  - due July 1, 2017                       55,000
                                                         __________
                                                            135,756
                                                         __________
Pollution Control Notes and Bonds -
  Series A note - City of Michigan City -
    5.70% due October 1, 2003                                20,000
  Series 1988 bonds - Jasper County -
    Series A, B, and C,
    3.70% weighted average at December 31, 1995,
    due November 1, 2016                                    130,000
  Series 1988 bonds - Jasper County - Series D,
    3.76% weighted average at December 31, 1995,
    due November 1, 2007                                     24,000
  Series 1994 bonds - Jasper County - Series A,
    5.90% at December 31, 1995, due August 1, 2010           10,000
  Series 1994 bonds - Jasper County - Series B,
    5.90% at December 31, 1995, due June 1, 2013             18,000
  Series 1994 bonds - Jasper County - Series C,
    5.90 at December 31, 1995, due April 1, 2019             41,000
                                                         __________
                                                            243,000
                                                         __________
Medium-term Notes -
  Issued at interest rates between 5.83% and 7.64%,
    with a weighted average interest rate of 6.82%
    with various maturities between July 25, 1997
    and January 19, 2024                                    684,025
                                                         __________

Unamortized premium and discount on long-term
  debt, net                                                  (4,040)
                                                         __________

        TOTAL LONG-TERM DEBT, EXCLUDING
          AMOUNTS DUE WITHIN ONE YEAR                    $1,058,741
                                                         ==========


A.40  NORTHERN INDIANA PUBLIC SERVICE COMPANY
CONSOLIDATED STATEMENT OF INCOME
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Gas                                                    $  633,355
  Electric                                                1,030,923
                                                         __________
                                                          1,664,278
                                                         __________
Cost of Energy:
  Gas costs                                                 366,487
  Fuel for electric generation                              242,337
  Power purchased                                            43,681
                                                         __________
                                                            652,505
                                                         __________
Operating Margin                                          1,011,773
                                                         __________

Operating Expenses and Taxes (except income):
  Operation                                                 278,683
  Maintenance                                                76,953
  Depreciation and amortization                             198,259
  Taxes (except income)                                      71,831
                                                         __________
                                                            625,726
                                                         __________
Operating Income Before Utility Income Taxes                386,047
                                                         __________
Utility Income Taxes                                        106,574
                                                         __________
Operating Income                                            279,473
                                                         __________
Other Income (Deductions):
  Other, net                                                 (3,619)
                                                         __________

Interest Charges:
  Interest on long-term debt                                 72,339
  Other interest                                              8,395
  Allowance for borrowed funds used during
    construction and carrying charges                        (3,320)
  Amortization of premium, reacquisition
    premium, discount, and expense on debt, net               4,119
                                                         __________

                                                             81,533
                                                         __________
Net Income                                                  194,321

Dividend Requirements on Preferred Stocks                     9,046
                                                         __________

Balance Availabie for Common Shares                      $  185,275
                                                         ==========

Common Dividends Declared                                $  185,725
                                                         ==========


A.40  NORTHERN INDIANA PUBLIC SERVICE COMPANY
CONSOLIDATED STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $  145,289
  Add:
    Net Income                                              194,321

  Deduct:
    Dividends on cumulative preferred shares                  9,046
    Common share dividends                                  185,725
                                                         __________

Balance at End of Year                                   $  144,839
                                                         ==========


A.41  NIPSCO ESP SERVICES CORPORATION
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========


A.41  NIPSCO ESP SERVICES CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========


A.41  NIPSCO ESP SERVICES CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========


A.42  NIPSCO EXPLORATION COMPANY, INC.
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       15
  Accounts receivable - associated companies                  2,327
                                                         __________
    Total Current Assets                                      2,342
                                                         __________

      TOTAL ASSETS                                       $    2,342
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $    1,400
  Retained earnings                                           1,229
  Retained earnings - current year                               29
  Dividends - common shares                                    (750)
                                                         __________
    Total Capitalization                                      1,908
                                                         __________

Current Liabilities:
  Total accounts payable                                         92
  Notes payable to associated companies                         580
                                                         __________
    Total Current Liabilities                                   672
                                                         __________

Other:
  Deferred income taxes                                        (238)
                                                         __________
    Total Other                                                (238)
                                                         __________

      TOTAL LIABILITIES                                  $    2,342
                                                         ==========


A.42  NIPSCO EXPLORATION COMPANY, INC.
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $       68
  Other income                                                   17
                                                         __________
    Total Revenues                                               85
                                                         __________

Operating Expenses and Taxes:
  Administrative and general expenses                            66
  Taxes other than income                                         2
  Interest expense                                                2
  Tax expense                                                   (14)
                                                         __________
    Total Operating Expense and Taxes                            56
                                                         __________

      NET INCOME (LOSS)                                  $       29
                                                         ==========


A.42  NIPSCO EXPLORATION COMPANY, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $    1,229

Net Income                                                       29
Dividends declared - common                                    (750)
                                                         __________

      BALANCE AT END OF YEAR                             $      508
                                                         ==========


A.43  SHORE LINE SHOPS, INCORPORATED
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       38
  Accounts receivable - associated companies                    633
                                                         __________
    Total Current Assets                                        671
                                                         __________

Other Property and Investments:
  Other property at cost less depreciation                       16
  Investments at cost                                           216
                                                         __________
    Total Other Property and Investments                        232
                                                         __________

      TOTAL ASSETS                                       $      903
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $       73
  Retained earnings                                          (1,958)
  Retained earnings - current year                             (165)
                                                         __________
    Total Capitalization                                     (2,050)
                                                         __________

Current Liabilities:
  Total accounts payable                                      2,558
  Taxes accrued                                                  23
  Notes payable to associated companies                         670
                                                         __________
    Total Current Liabilities                                 3,251
                                                         __________

Other:
  Deferred income taxes                                        (298)
                                                         __________
    Total Other                                                (298)
                                                         __________

      TOTAL LIABILITIES                                  $      903
                                                         ==========


A.43  SHORE LINE SHOPS, INCORPORATED
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $     (125)
  Other income                                                    1
                                                         __________

    Total Revenues                                             (124)
                                                         __________

Operating Expenses and Taxes:
  Administrative and general expenses                            30
  Taxes other than income                                        54
  Interest expense                                               82
  Tax expense                                                  (125)
                                                         __________
    Total Operating Expenses and Taxes                           41
                                                         __________

      NET INCOME (LOSS)                                  $     (165)
                                                         ==========


A.43  SHORE LINE SHOPS, INCORPORATED
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
Balance at Beginning of Year                             $   (1,958)

Net Income                                                     (165)
                                                         __________

      BALANCE AT END OF YEAR                             $   (2,123)
                                                         ==========


A.44  PRIMARY ENERGY, INC.
BALANCE SHEET
December 31, 1995
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========


A.44  PRIMARY ENERGY, INC.
INCOME STATEMENT
For the Year Ended December 31, 1995
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========


A.44  PRIMARY ENERGY, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1995
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========